UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

August 12, 2009 (August 6, 2009)

RAYONIER INC.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	1-6780	13-2607329
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

50 North Laura Street Jacksonville, Florida	32202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 357-9100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RAYONIER INC.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Rayonier TRS Holdings Inc. (“TRS”), a wholly-owned subsidiary of Rayonier Inc. (“Rayonier”), entered into a purchase agreement dated as of August 6, 2009 (the “Purchase Agreement”), pursuant to which TRS sold an aggregate of $172.5 million principal amount (including $22.5 million principal amount pursuant to the purchasers’ exercise of their overallotment option) of its 4.50% Senior Exchangeable Notes due 2015 (the “Notes”), to be issued on August 12, 2009, to Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc. (collectively, the “Purchasers”). A copy of the Purchase Agreement is attached hereto as Exhibit 10.1, is incorporated herein by reference and is hereby filed. The description of the Purchase Agreement in this report is a summary and is qualified in its entirety by the terms of the Purchase Agreement.

On August 12, 2009, TRS and Rayonier entered into an indenture (the “Indenture”) among TRS, as issuer, Rayonier, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee, governing the Notes. A copy of the Indenture is attached hereto as Exhibit 4.1, is incorporated herein by reference and is hereby filed. The description of the Indenture in this report is a summary and is qualified in its entirety by the terms of the Indenture.

The Notes are fully and unconditionally guaranteed by Rayonier. The Notes are exchangeable into cash and, if applicable, shares of common stock of Rayonier (“Rayonier Common Shares”), based on an initial exchange rate of 19.9055 Rayonier Common Shares per $1,000 principal amount of Notes (which is equal to an initial exchange price of approximately $50.24 per share) subject to adjustment, at any time on or after May 15, 2015 until the second business day immediately preceding the maturity date and prior thereto only under the following circumstances: (1) during any calendar quarter beginning after September 30, 2009 (and only during such calendar quarter), if the closing price per share of Rayonier Common Shares at least 20 trading days in the 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the then applicable exchange price per share; (2) during the five business day period after any five consecutive trading day period in which the trading price per $1,000 principal amount of the Notes for each day of the five trading day period was less than 98% of the product of the closing sale price per share of Rayonier Common Shares and the then applicable exchange rate per $1,000 principal amount of the Notes; and (3) upon the occurrence of specified corporate transactions set forth in the Indenture. Upon exchange, a holder will receive an amount in cash based on a daily exchange value, calculated on a proportionate basis for each day of the 20 trading day reference period. If the exchange value exceeds the principal amount of the Note on the exchange date, Rayonier will also deliver Common Shares for the exchange value in excess of $1,000.

The Notes bear interest at a rate of 4.50% per year payable semiannually in arrears on each February 15 and August 15 of each year, beginning February 15, 2010. The Notes mature on August 15, 2015.

The holders of the Notes who exchange their Notes in connection with certain fundamental changes, as defined in the Indenture, may be entitled to a make-whole premium in the form of an increase in the exchange rate. Additionally, in the event of a fundamental change, the holders of the Notes may require TRS to purchase all or a portion of their Notes at a purchase price equal to 100% of the principal amount of Notes, plus accrued and unpaid interest, if any.

The Notes are TRS’s unsubordinated unsecured obligations and rank equal in right of payment to all of TRS’s other existing and future unsubordinated unsecured indebtedness (including TRS’s outstanding 3.75% Senior Exchangeable Notes due 2012). The Notes rank senior in right of payment to any future indebtedness of TRS that is expressly subordinated to the Notes. The Notes are effectively subordinated in right of payment to any future secured indebtedness of Rayonier TRS, to the extent of the value of the collateral securing such obligation. The Notes are effectively subordinated in right of payment to all indebtedness and liabilities (including trade credit) of the subsidiaries of TRS. Rayonier’s guarantee of the Notes is unsecured and ranks equal in right of payment to all of Rayonier’s other existing and future unsubordinated unsecured indebtedness (including Rayonier’s guarantee of TRS’s outstanding 3.75% Senior Exchangeable Notes due 2012). Rayonier’s guarantee of the Notes ranks senior in right of payment to any future indebtedness of Rayonier that is expressly subordinated to the guarantee. The guarantee is effectively subordinated in right of payment to any future secured indebtedness of Rayonier, to the extent of the value of the collateral securing such obligation. The guarantee is effectively subordinated in right of payment to all indebtedness and liabilities (including trade credit) of the other subsidiaries of Rayonier.

In connection with the sale of the Notes, TRS and Rayonier entered into a registration rights agreement, dated as of August 12, 2009, with the Purchasers (the “Registration Rights Agreement”). Under the Registration Rights Agreement, TRS and Rayonier have agreed to (i) use their commercially reasonable efforts to file a shelf registration statement with respect to the resale of the Notes and Rayonier Common Shares issuable upon exchange of the Notes within 90 days after the closing of the offering of the Notes and (ii) use their commercially reasonable efforts to cause to become effective within 180 days after the closing of the offering of the Notes, a shelf registration statement with respect to the resale of the Notes and Rayonier Common Shares issuable upon exchange of the Notes. TRS and Rayonier will use their commercially reasonable efforts to keep the shelf registration statement effective until the earliest of (i) one year from the latest date of original issuance of the Notes; (ii) the date when the Notes and Rayonier Common Shares have been registered under the Securities Act and disposed of; (iii) the date on which the Notes and the Rayonier Common Shares issuable upon exchange of the Notes may be sold by persons that are not affiliated with TRS or Rayonier pursuant to paragraph (d) of Rule 144 under the Securities Act; or (iv) the date on which all Notes and Rayonier Common Shares issuable upon exchange of the Notes cease to be outstanding. TRS and Rayonier will be required to pay liquidated damages, subject to some limitations, to the holders of the Notes if TRS and Rayonier fail to comply with their obligations to register the Notes and the Rayonier Common Shares issuable upon exchange of the Notes. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.2, is incorporated herein by reference and is hereby filed. The description of the Registration Rights Agreement in this report is a summary and is qualified in its entirety by the terms of the Registration Rights Agreement.

In connection with the sale of the Notes, on August 6, 2009 and August 7, 2009, TRS entered into exchangeable note hedge transactions with respect to Rayonier Common Shares (the “Note Hedge Transactions”) with affiliates of the Purchasers, as dealers

(the “Dealers”). The Note Hedge Transactions will cover, subject to anti-dilution adjustments substantially identical to those in the Notes, the Rayonier Common Shares that would be deliverable to exchanging noteholders in the event of an exchange of the Notes. TRS paid an aggregate amount of approximately $23.5 million of the net proceeds from the sale of the Notes for the cost of the Note Hedge Transactions.

Copies of the note hedge confirmations relating to the Note Hedge Transactions (the “Exchangeable Note Hedge Transaction Confirmations”) are attached hereto as Exhibits 10.2, 10.3 10.4, 10.5, 10.6 and 10.7, are incorporated herein by reference and are hereby filed. The description of the Exchangeable Note Hedge Transaction Confirmations in this report is a summary and are qualified in their entirety by the terms of the Exchangeable Note Hedge Transaction Confirmations.

On August 6, 2009 and August 7, 2009, Rayonier also entered into separate warrant transactions whereby Rayonier sold to the Dealers warrants to acquire, subject to customary anti-dilution adjustments, approximately 3,433,699 Rayonier Common Shares (the “Warrants”) at an exercise price of $60.00 per share. On exercise of the Warrants, Rayonier will deliver a number of Rayonier Common Shares based on the difference between the then market price of Rayonier Common Shares and the strike price of the Warrants. Rayonier received aggregate proceeds of approximately $12.5 million from the sale of the Warrants. Copies of the issuer warrant transaction confirmations (the “Issuer Warrant Transaction Confirmations”) relating to the Warrants are attached hereto as Exhibits 10.8, 10.9, 10.10, 10.11, 10.12 and 10.13, are incorporated herein by reference and are hereby filed. The description of the Issuer Warrant Transaction Confirmations in this report is a summary and is qualified in their entirety by the terms of the Issuer Warrant Transaction Confirmations.

The Note Hedge Transactions and Warrants are separate contracts entered into by each of TRS and Rayonier with the Dealers, are not part of the terms of the Notes and will not affect the noteholders’ rights under the Notes. The Note Hedge Transactions are expected to offset the potential dilution to shareholders of Rayonier upon exchange of the Notes in the event that the market value per share of Rayonier Common Shares at the time of exercise is greater than the strike price of the Note Hedge Transactions, which corresponds to the initial exchange price of the Notes and is simultaneously subject to certain customary adjustments substantially identical to those in the Notes.

If the market value per share of Rayonier Common Shares at the time of exchange of the Notes is above the strike price of the Note Hedge Transactions, the Note Hedge Transactions entitle TRS to receive from the Dealer Rayonier Common Shares (and cash for any fractional share cash amount), based on the excess of the then current market price of Rayonier Common Shares over the strike price of the Note Hedge Transactions. Additionally, if the market price of Rayonier Common Shares at the time of exercise of the Warrants exceeds the strike price of the Warrants, Rayonier will owe the Dealers a number of Rayonier Common Shares, not offset by the Note Hedge Transactions, based on the excess of the then current market price of Rayonier Common Shares over the strike price of the Warrants.

ITEM 2.03.	CREATION OF DIRECT FINANCIAL OBLIGATION OR OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On August 12, 2009, TRS issued $172.5 million aggregate principal amount of the Notes in reliance upon an exemption from the registration requirements under the Securities Act. On such date, Rayonier fully and unconditionally guaranteed TRS’s obligations to pay the principal of, and interest on, the Notes. The Notes are governed by the Indenture.

Additional terms and conditions are contained in Item 1.01 and are incorporated herein by reference.

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES

On August 12, 2009, TRS sold an aggregate principal amount of $172.5 million (including $22.5 million principal amount pursuant to the Purchasers’ exercise of their overallotment option) of the Notes to the Purchasers pursuant to the Purchase Agreement. The net proceeds from the offering were estimated to be $168.0 million. The Notes are fully and unconditionally guaranteed by Rayonier. TRS offered and sold the Notes to Purchasers in reliance on the exemption from the registration requirements under the Securities Act provided by Section 4(2) of the Securities Act. The Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act.

In connection with the sale of the Notes, TRS entered into the Note Hedge Transactions with affiliates of the Purchasers. The Note Hedge Transactions will cover, subject to anti-dilution adjustments substantially identical to those in the Notes, the Rayonier Common Shares that would be deliverable to exchanging noteholders in the event of an exchange of the Notes.

In connection with the sale of the Notes, Rayonier entered into separate warrant transactions whereby Rayonier sold the Warrants to affiliates of the Purchasers. On exercise of the Warrants, Rayonier will deliver a number of Rayonier Common Shares based on the difference between the then market price of Rayonier Common Shares and the strike price of the Warrants. The Warrants and the underlying Rayonier Common Shares issuable upon exercise of the Warrants have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Additional terms and conditions are contained in Item 1.01 and are incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Item
4.1	Indenture related to the 4.50% Senior Exchangeable Notes due 2015, dated as of August 12, 2009, among Rayonier TRS Holdings Inc., as issuer, Rayonier Inc., as guarantor, and The Bank of New York Trust Company, N.A., as trustee.

4.2	Registration Rights Agreement, dated as of August 12, 2009, among Rayonier TRS Holdings Inc. and Rayonier Inc. and Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc.

10.1	Purchase Agreement, dated as of August 6, 2009, among Rayonier TRS Holdings Inc. and Rayonier Inc. and Credit Suisse (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc.

10.2	Base Exchangeable Note Hedge Transaction Confirmation, dated as of August 6, 2009, between Credit Suisse Capital LLC, as dealer, represented by Credit Suisse Securities (USA) LLC, as agent, and Rayonier TRS Holdings Inc.

10.3	Base Exchangeable Note Hedge Transaction Confirmation, dated as of August 6, 2009, between Bank of America, N.A., as dealer, and Rayonier TRS Holdings Inc.

10.4	Base Exchangeable Note Hedge Transaction Confirmation, dated as of August 6, 2009, between JPMorgan Chase Bank, National Association, London Branch, as dealer, and Rayonier TRS Holdings Inc.

10.5	Additional Exchangeable Note Hedge Transaction Confirmation, dated as of August 7, 2009, between Credit Suisse Capital LLC, as dealer, represented by Credit Suisse Securities (USA) LLC, as agent, and Rayonier TRS Holdings Inc.

10.6	Additional Exchangeable Note Hedge Transaction Confirmation, dated as of August 7, 2009, between Bank of America, N.A., as dealer, and Rayonier TRS Holdings Inc.

10.7	Additional Exchangeable Note Hedge Transaction Confirmation, dated as of August 7, 2009, between JPMorgan Chase Bank, National Association, London Branch, as dealer, and Rayonier TRS Holdings Inc.

10.8	Base Issuer Warrant Transaction Confirmation dated as of August 6, 2009, between Credit Suisse Capital LLC, as dealer, represented by Credit Suisse Securities (USA) LLC, as agent, and Rayonier Inc.

10.9	Base Issuer Warrant Transaction Confirmation, dated as of August 6, 2009, between Bank of America, N.A., as dealer, and Rayonier Inc.

10.10	Base Issuer Warrant Transaction Confirmation, dated as of August 6, 2009, between JPMorgan Chase Bank, National Association, London Branch, as dealer, and Rayonier Inc.

10.11	Additional Issuer Warrant Transaction Confirmation, dated as of August 7, 2009, between Credit Suisse Capital LLC, as dealer, represented by Credit Suisse Securities (USA) LLC, as agent, and Rayonier Inc.

10.12	Additional Issuer Warrant Transaction Confirmation, dated as of August 7, 2009, between Bank of America, N.A., as dealer, and Rayonier Inc.

10.13	Additional Issuer Warrant Transaction Confirmation, dated as of August 7, 2009, between JPMorgan Chase Bank, National Association, London Branch, as dealer, and Rayonier Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2009

RAYONIER INC.

By:	/s/ HANS E. VANDEN NOORT
Name:	Hans E. Vanden Noort
Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Item
4.1	Indenture related to the 4.50% Senior Exchangeable Notes due 2015, dated as of August 12, 2009, among Rayonier TRS Holdings Inc., as issuer, Rayonier Inc., as guarantor, and The Bank of New York Trust Company, N.A., as trustee.

4.2	Registration Rights Agreement, dated as of August 12, 2009, among Rayonier TRS Holdings Inc. and Rayonier Inc. and Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc.

10.1	Purchase Agreement, dated as of August 6, 2009, among Rayonier TRS Holdings Inc. and Rayonier Inc. and Credit Suisse (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc.

10.2	Base Exchangeable Note Hedge Transaction Confirmation, dated as of August 6, 2009, between Credit Suisse Capital LLC, as dealer, represented by Credit Suisse Securities (USA) LLC, as agent, and Rayonier TRS Holdings Inc.

10.3	Base Exchangeable Note Hedge Transaction Confirmation, dated as of August 6, 2009, between Bank of America, N.A., as dealer, and Rayonier TRS Holdings Inc.

10.4	Base Exchangeable Note Hedge Transaction Confirmation, dated as of August 6, 2009, between JPMorgan Chase Bank, National Association, London Branch, as dealer, and Rayonier TRS Holdings Inc.

10.5	Additional Exchangeable Note Hedge Transaction Confirmation, dated as of August 7, 2009, between Credit Suisse Capital LLC, as dealer, represented by Credit Suisse Securities (USA) LLC, as agent, and Rayonier TRS Holdings Inc.

10.6	Additional Exchangeable Note Hedge Transaction Confirmation, dated as of August 7, 2009, between Bank of America, N.A., as dealer, and Rayonier TRS Holdings Inc.

10.7	Additional Exchangeable Note Hedge Transaction Confirmation, dated as of August 7, 2009, between JPMorgan Chase Bank, National Association, London Branch, as dealer, and Rayonier TRS Holdings Inc.

10.8	Base Issuer Warrant Transaction Confirmation dated as of August 6, 2009, between Credit Suisse Capital LLC, as dealer, represented by Credit Suisse Securities (USA) LLC, as agent, and Rayonier Inc.

10.9	Base Issuer Warrant Transaction Confirmation, dated as of August 6, 2009, between Bank of America, N.A., as dealer, and Rayonier Inc.

10.10	Base Issuer Warrant Transaction Confirmation, dated as of August 6, 2009, between JPMorgan Chase Bank, National Association, London Branch, as dealer, and Rayonier Inc.

10.11	Additional Issuer Warrant Transaction Confirmation, dated as of August 7, 2009, between Credit Suisse Capital LLC, as dealer, represented by Credit Suisse Securities (USA) LLC, as agent, and Rayonier Inc.

10.12	Additional Issuer Warrant Transaction Confirmation, dated as of August 7, 2009, between Bank of America, N.A., as dealer, and Rayonier Inc.

10.13	Additional Issuer Warrant Transaction Confirmation, dated as of August 7, 2009, between JPMorgan Chase Bank, National Association, London Branch, as dealer, and Rayonier Inc.

10